CONFIDENTIAL	EXECUTION VERSION

INTER-LENDER AGREEMENT

     This Inter-Lender Agreement (as may be amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is made as of April 4, 2014, by and among CSD HOLDINGS LLC (“CSD”), a Delaware limited liability company, KALAMALKA PARTNERS LTD., a British Columbia company (“Kalamalka”), each of the persons listed on the signature pages hereof under the heading “Kalamalka Lenders” (collectively, the “Kalamalka Lenders”), and solely for the purposes of Sections 11, 12, 13, 14, 15 and 16 hereof, NAKED BRAND GROUP INC., a Nevada Corporation (“NBGI”), and NAKED INC., a Nevada corporation (“Naked”, and together with NBGI, the “Borrowers”). Kalamalka, CSD, the Kalamalka Lenders and, solely for the purposes of Sections 11, 12, 13, 14, 15 and 16 hereof, the Borrowers are each referred to herein as a “Party”, and collectively as the “Parties”.

RECITALS

     A.     Pursuant to (i) that certain Agency and Interlender Agreement dated August 10, 2012 (as may be amended, amended and restated, supplemented or otherwise modified from time to time), and (ii) that certain Agency and Interlender Agreement dated November 14, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time), in each case of (i) and (ii), between Kalamalka and the Kalamalka Lenders, Kalamalka is the designated agent for the Kalamalka Lenders in respect of certain loans (the “Kalamalka Loans”) made by such lenders to the “Borrowers pursuant to certain secured convertible promissory notes (such notes, as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Kalamalka Notes”).

     B.     Pursuant to (i) that certain Security Agreement dated November 14, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time); (ii) that certain Amended and Restated Security Agreement dated November 14, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time), in each case of (i) and (ii), made by NBGI in favor of Kalamalka in its capacity as agent for the Kalamalka Lenders; (iii) that certain Security Agreement dated November 14, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time); and (iv) that certain Amended and Restated Security Agreement dated November 14, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time), in each case of (iii) and (iv), made by Naked in favor of Kalamalka in its capacity as agent for the Kalamalka Lenders ((i) – (iv) collectively, the “Kalamalka Secured Documents”), Kalamalka was granted a Security Interest (as such term is defined in the Kalamalka Secured Documents) in certain collateral to secure the Kalamalka Loans (such security interest and all liens created pursuant thereto, the “Kalamalka Security”).

     C.     Pursuant to that certain Agency and Interlender Agreement dated as of the date hereof between CSD and the lenders set forth therein (collectively, the “Bridge Lenders”), CSD is the designated agent for the Bridge Lenders in respect of certain secured loans (the “Bridge Loans”) made by such lenders to the Borrowers pursuant to certain secured convertible promissory notes (such notes, as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Bridge Notes”), as well as the Bridge Security (as defined below) granted by NBGI in connection with the Bridge Loans. The Bridge Notes shall be converted into and exchanged (in whole or in part) into any other securities issued by NBGI in connection with the Offering (as defined below).

     D.     Pursuant to that certain Security Agreement dated as of the date hereof by and among NBGI and the Bridge Lenders (such agreement, the “Bridge Secured Document”), NBGI granted to the Bridge Lenders a security interest in certain collateral to secure the Bridge Loans (such security interest and all liens created pursuant thereto, the “Bridge Security”).

     E.     Following the issuance of the Bridge Notes, NBGI intends to complete a round of equity financing through a private placement (the “Offering”) of certain secured convertible debentures (the “Offering Debentures”).

     F.     In order to induce the Bridge Lenders to make the Bridge Loans to the Borrowers, Kalamalka and the Kalamalka Lenders each desire to enter into this Agreement with CSD.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1.     From and after the date hereof until the date that is the initial closing date of the Offering (such initial closing, the “Closing”, and such period the “Block Period”), Kalamalka shall not and the Kalamalka Lenders shall not authorize or direct Kalamalka to, without the prior written consent of CSD (which consent may be withheld or denied in its sole discretion), take any action, or enforce any right (whether arising in law or equity, or under any of the Kalamalka Secured Documents, Kalamalka Notes or any other agreement entered into in connection with the Kalamalka Loans (as may be amended, amended and restated, supplemented or otherwise modified from time to time) (collectively, the “Kalamalka Loan Documents”)) against any of the Borrowers in respect of the Kalamalka Loans and/or the Kalamalka Security. From and after the Closing (including following the conversion of any Offering Debentures into any other securities of any of the Borrowers), Kalamalka shall provide CSD with a written notice of at least 119 days prior to taking any action or enforcing any right (whether arising in law or equity, or under any of the Kalamalka Loan Documents) against any of the Borrowers in respect of the Kalamalka Loans and/or the Kalamalka Security (such period, the “Standstill Period”).

     2.     Notwithstanding (i) the date, time, method, manner or order of grant, attachment or perfection of each of the Kalamalka Security and the Bridge Security, (ii) any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law, (iii) any provision of any of the (a) Kalamalka Loan Documents or (b) Bridge Secured Document, Bridge Notes and any other agreement entered into in connection with the Bridge Loans (as may be amended, amended and restated, supplemented or otherwise modified from time to time) (collectively, the “Bridge Loan Documents”), (iv) any defect or deficiencies in the Kalamalka Security or the Bridge Security (including, without limitation, as to creation, attachment, validity, perfection or priority), or (v) any other circumstance whatsoever, the Kalamalka Security and the Bridge Security shall be of equal priority. Further, Kalamalka and each of the Kalamalka Lenders, at such Parties’ sole cost and expense, shall promptly execute and deliver to CSD any documents or agreements that are reasonably necessary to allow the Kalamalka Security and the Bridge Security to be treated as having equal priority, including any consents required under or waivers in respect of any provisions of any of the Kalamalka Loan Documents. Notwithstanding the equal priority of the Kalamalka Security and the Bridge Security, during the Block Period and the Standstill Period, CSD shall have the sole and exclusive right to take any action or enforce any right (whether arising in law or equity, or under any of the Bridge Loan Documents) against any of the Borrowers in respect of the Bridge Loans and/or the Bridge Security, provided that (i) CSD shall consult with Kalamalka prior to taking any such action or enforcing any such right, (ii) to the extent CSD forecloses on any collateral that is the subject of each of the Kalamalka Security and the Bridge Security (such collateral, the “Shared Collateral”), CSD shall deal with and exercise its rights in respect of such collateral in a manner consistent with the equal priority of the Kalamalka Security and the Bridge Security, and (iii) to the extent any settlement is reached between CSD and the Borrowers, including in respect of any Shared Collateral, such settlement shall apply in a manner consistent with the equal priority between the Kalamalka Security and the Bridge Security. Neither Kalamalka nor any of the Kalamalka Lenders shall take any action or position that is contrary to that taken by CSD in respect of the Bridge Loans and/or Bridge Security.

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     3.     The Parties acknowledge and accept that the Offering Debentures will rank pari passu with the Kalamalka Notes and the Bridge Notes. In accordance therewith, each of the Parties shall promptly execute and deliver to NBGI any documents or agreements that are reasonably necessary to allow the Offering Debentures, the Kalamalka Notes and the Bridge Notes to be treated as having equal priority, including any consents required under or waivers in respect of any provisions of any of the Kalamalka Loan Documents and the Bridge Loan Documents.

     4.     Each Party will not (and hereby waives any right to) question or contest or support any other person in contesting, in any proceeding, the perfection, priority, validity, attachment or enforceability of the Kalamalka Security or the Bridge Security (as applicable), or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of either Party to enforce this Agreement.

     5.     In the event of either Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect.

     6.     The Parties acknowledge that CSD is the designated agent for the Bridge Lenders and is not, and does not intend to, act as agent for the Kalamalka Lenders, and nothing herein shall be construed to the contrary.

     7.     Kalamalka and the Kalamalka Lenders shall jointly and severally indemnify CSD for any and all liabilities, breaches, obligations, losses, damages, penalties, actions, claims, demands, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (collectively “Losses”) that may be suffered by, imposed on, incurred by or asserted against CSD whether groundless or otherwise, howsoever arising from or out of any act, omission or error of CSD in any way relating to or arising out of this Agreement or the enforcement of any of the terms hereof, including fees and expenses of special counsel, but excluding any Losses arising solely from CSD’s gross negligence or intentional misconduct. The obligations under this Section 6 shall survive the termination of this Agreement.

     8.     This Agreement may be terminated at any time by the mutual consent of the Parties, and shall automatically terminate on the earlier of (i) the satisfaction of all of the Borrowers’ obligations in connection with the Kalamalka Loans (including under any of the Kalamalka Loan Documents), as well as the termination of the Kalamalka Security, and (ii) the satisfaction of all of the Borrowers’ obligations in connection with the Bridge Loans (including under any of the Bridge Loan Documents), as well as the termination of the Bridge Security.

     9.     Each Party represents and warrants to each other Party that (i) all necessary action on the part of such Party, its officers, directors, managers, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of such Party hereunder has been taken, (ii) this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, and (iii) the execution, delivery and performance of and compliance with this Agreement by such Party will not (a) result in any material violation or default of any term of any of such Party’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (b) violate any material applicable law, rule or regulation.

     10.     Kalamalka and each of the Kalamalka Lenders acknowledges and agrees that (i) CSD and its present or former members, employees, officers, managers, representatives and affiliates and the immediate family members of any of the foregoing persons are or may become in the future a party to or a beneficiary of a contract with any of the Borrowers or have or may have in the future an interest in any property used or held for use by any of the Borrowers or take actions that may conflict with the interests of the Lenders (the “Affiliate Activities”), (ii) CSD is not under any duty to disclose to Kalamalka or any of the Kalamalka Lenders or use on behalf of Kalamalka or any of the Kalamalka Lenders any information whatsoever about or derived from the Affiliate Activities or to account for any revenue or profits obtained in connection with the Affiliate Activities as a result of acting as an agent (or in any other capacity) hereunder and under the Bridge Loan Documents, and (iii) CSD is not required to restrict any of its activities as a result of acting as an agent (or in any other capacity) hereunder and under the Bridge Loan Documents and that it may undertake any activities without further consultation with or notification to Kalamalka or any of the Kalamalka Lenders.

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     11.     For so long as the aggregate Principal (as defined in the Kalamalka Notes) outstanding under the Kalamalka Notes is greater than USD$250,000, Kalamalka may, in its sole discretion, request in writing to the Borrowers that the Borrowers provide, and promptly following the receipt of such request the Borrowers shall provide, to Kalamalka, at Kalamalka’s sole cost and expense, a copy of any financial or other similar report in respect of the Borrower’s performance and operations that (i) have been provided to each of the members of the board of directors of the Borrowers in connection with a regular or special meeting of such board of directors and (ii) is not otherwise contemplated to be provided pursuant to the Kalamalka Notes (the “Reports”). Such Reports may be shared with the Kalamalka Lenders, but otherwise each of Kalamalka and the Kalamalka Lenders shall keep confidential and not disclose in any manner whatsoever to any third party the Reports provided pursuant to this Section 11; provided that such Reports may be disclosed to: (i) such Party’s advisors and other representatives, provided that each such advisor or representative in receipt of such confidential information agrees to observe the confidentiality obligations contained herein and such Party shall be responsible for any breach by such advisor or representative of such confidentiality obligations, and (ii) governmental authorities as required by applicable law, regulation or valid and effective legal process. The confidentiality obligations contained herein shall survive any termination of this Agreement for a period of 10 years following the date of such termination. Kalamalka and the Kalamalka Lenders are aware of and shall advise their respective advisors and representatives as to any restriction imposed by applicable securities laws on the purchase and sale of securities by persons in receipt of non-public information regarding the issuer of such securities and the communication of such information to any person when it is reasonably foreseeable that such person is likely to trade in such securities in reliance upon such information. In addition, as of the date hereof, each of Kalamalka and the Kalamalka Lenders hereby agrees that any financing information of the Borrowers provided pursuant to and in accordance with any of the Kalamalka Loan Documents shall be deemed confidential information and subject to the obligations contained in this Section 11. The confidentiality obligations contained herein shall not apply to information that (i) at the time of disclosure is generally available to the public (other than as a result of a disclosure by Kalamalka or the Kalamalka Lenders in breach of this Agreement), (ii) is or becomes available to Kalamalka or the Kalamalka Lenders on a non-confidential basis from a source that is not prohibited from disclosing such information to Kalamalka or the Kalamalka Lenders (as applicable), or (iii) is no longer considered confidential by the Borrowers.

     12.     NBGI agrees to reimburse Kalamalka (as promptly as practicable following the date hereof and after receipt of a detailed invoice therefor) for all reasonable fees and disbursements of its legal counsel incurred strictly in connection with the preparation of this Agreement, the amendments to the Kalamalka Notes and the Kalamalka Secured Documents, and any other agreement contemplated by NBGI and Kalamalka to be entered into by Kalamalka in connection with the Bridge Loans (such fees and disbursements, collectively, the “Legal Fees”); provided further that the Legal Fees shall not exceed USD$5,000.

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     13.     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     14.     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles. The Parties submit to the exclusive jurisdiction of the state and federal courts located in the State of New York in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Agreement. THE PARTIES WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

     15.     This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. This Agreement may be amended only by a written instrument signed by the Parties; provided that the signature of the Borrowers shall only be required in respect of an amendment to Sections 11, 12, 13, 14, 15, and/or 16 hereof.

     16.     In the event of any legal action to enforce the rights of a Party, the Party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Kalamalka

KALAMALKA PARTNERS LTD.

By: ______________________
Name: DAVID P. WILLIS
Title: PRESIDENT

CSD

CSD HOLDINGS LLC

By: ______________________
Name:
Title:

Kalamalka Lenders

DARROCH INVESTMENTS LTD.

By: ______________________
Name:
Title:

DAVID LUND

By: ______________________
Name:
Title:

JOHN NELSON

By: ______________________
Name:
Title:

[*Signature Page to Inter-Lender Agreement*]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Kalamalka

KALAMALKA PARTNERS LTD.

By: ______________________
Name:
Title:

CSD

CSD HOLDINGS LLC

By: ______________________
Name: DAVID HOCHMAN
Title: MEMBER - MANAGER

Kalamalka Lenders

DARROCH INVESTMENTS LTD.

By: ______________________
Name:
Title:

DAVID LUND

By: ______________________
Name:
Title:

JOHN NELSON

By: ______________________
Name:
Title:

[*Signature Page to Inter-Lender Agreement*]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Kalamalka

KALAMALKA PARTNERS LTD.

By: ______________________
Name:
Title:

CSD

CSD HOLDINGS LLC

By: ______________________
Name:
Title:

Kalamalka Lenders

DARROCH INVESTMENTS LTD.

By: ______________________
Name: Greg Darroch
Title: President

DAVID LUND

By: ______________________
Name:
Title:

JOHN NELSON

By: ______________________
Name:
Title:

[Signature Page to Inter-Lender Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Kalamalka

KALAMALKA PARTNERS LTD.

By: ______________________
Name:
Title:

CSD

CSD HOLDINGS LLC

By: ______________________
Name:
Title:

Kalamalka Lenders

DARROCH INVESTMENTS LTD.

By: ______________________
Name:
Title:

DAVID LUND

By: ______________________
Name:
Title:

JOHN NELSON

By: ______________________
Name:
Title:

[Signature Page to Inter-Lender Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Kalamalka

KALAMALKA PARTNERS LTD.

By: ______________________
Name:
Title:

CSD

CSD HOLDINGS LLC

By: ______________________
Name:
Title:

Kalamalka Lenders

DARROCH INVESTMENTS LTD.

By: ______________________
Name:
Title:

DAVID LUND

By: ______________________
Name:
Title:

JOHN NELSON

By: ______________________
Name:
Title:

[*Signature Page to Inter-Lender Agreement*]

BRYCE STEPHENS

By: ______________________
Name:
Title:

DAVID WILLIS

By: ______________________
Name:
Title:

BAUMANN INVESTMENTS LTD.

By: ______________________
Name:
Title:

GREGORY DARROCH

By: ______________________
Name:
Title:

GERALD EDWARDS

By: ______________________
Name:
Title:

SHAWN EDWARDS

By: ______________________
Name:
Title:

[*Signature Page to Inter-Lender Agreement*]

BRYCE STEPHENS

By: ____________________
Name:
Title:

DAVID WILLIS

By: ____________________
Name:
Title:

BAUMANN INVESTMENTS LTD.

By: ____________________
Name:
Title:

GREGORY DARROCH

By: ____________________
Name:
Title:

GERALD EDWARDS

By: ____________________
Name:
Title:

SHAWN EDWARDS

By: ____________________
Name:
Title:

[*Signature Page to Inter-Lender Agreement*]

BRYCE STEPHENS

By: ______________________
Name:
Title:

DAVID WILLIS

By: ______________________
Name:
Title:

BAUMANN INVESTMENTS LTD.

By: ______________________
Name: Douglas Baumann
Title: C.E.O.

GREGORY DARROCH

By: ______________________
Name:
Title:

GERALD EDWARDS

By: ______________________
Name:
Title:

SHAWN EDWARDS

By: ______________________
Name:
Title:

[*Signature Page to Inter-Lender Agreement*]

BRYCE STEPHENS

By: ______________________________
Name:
Title:

DAVID WILLIS

By: ______________________________
Name:
Title:

BAUMANN INVESTMENTS LTD.

By: ______________________________
Name:
Title:

GREGORY DARROCH

By: ______________________________
Name:
Title:

GERALD EDWARDS

By: ______________________________
Name:
Title:

SHAWN EDWARDS

By: ______________________________
Name:
Title:

[*Signature Page to Inter-Lender Agreement*]

BRYCE STEPHENS

By: ______________________
Name:
Title:

DAVID WILLIS

By: ______________________
Name:
Title:

BAUMANN INVESTMENTS LTD.

By: ______________________
Name:
Title:

GREGORY DARROCH

By: ______________________
Name:
Title:

GERALD EDWARDS

By: ______________________
Name:
Title:

SHAWN EDWARDS

By: ______________________
Name:
Title:

[*Signature Page to Inter-Lender Agreement*]

BRYCE STEPHENS

By: ________________________
Name:
Title:

DAVID WILLIS

By: ________________________
Name:
Title:

BAUMANN INVESTMENTS LTD.

By: ________________________
Name:
Title:

GREGORY DARROCH

By: ________________________
Name:
Title:

GERALD EDWARDS

By: ________________________
Name:
Title:

SHAWN EDWARDS

By: ________________________
Name:
Title:

[Signature Page to Inter-Lender Agreement]

Borrowers

for purposes of Sections 11, 12, 13, 14, 15 and 16 of this Agreement only

NAKED BRAND GROUP INC.

By: ______________________
Name: Joel Primus
Title: CEO | President

NAKED INC.

By: ______________________
Name: Joel Primus
Title: CEO | President

[*Signature Page to Inter-Lender Agreement*]